Munder Asset Allocation Fund – Balanced

Class A, B, C, K, R & Y Shares

Supplement Dated August 1, 2008

to Prospectus Dated October 31, 2007

Investors are advised that Brian E. Kozeliski is now responsible for the overall allocation of the Fund’s assets among asset groups, replacing Anne K. Kennedy. In addition, the Fund has added a focused mid-cap segment to its equity allocation, eliminating the blended small-cap value/mid-cap core growth segment. Tony Y. Dong is responsible for investment decisions for the focused mid-cap segment of the Fund.

The first three paragraphs under the heading “MANAGEMENT OF THE FUND –Portfolio Management Team” beginning on page 28 of the prospectus are hereby deleted and replaced with the following:

A team of professionals employed by MCM makes investment decisions for the Fund.

The team consists of Brian E. Kozeliski, Michael R. Vandenbossche, Joseph W. Skornicka, Thomas P. Kenny, Michael P. Gura, Tony Y. Dong, Remi J. Browne and Daniel B. LeVan. Mr. Kozeliski determines the overall allocation of the Fund’s assets among asset groups. Mr. Vandenbossche is responsible for investment decisions for the fixed income portion of the Fund. The equity portion of the Fund is currently divided into six segments. Mr. Skornicka is responsible for investment decisions for the large-cap value segment of the Fund. Mr. Kenny and Mr. Gura co-manage the large-cap growth and multi-cap growth segments of the Fund, jointly making investment decisions within those segments. Mr. Dong is responsible for investment decisions for the focused mid-cap segment of the Fund. Mr. Browne has primary responsibility for decisions regarding the international core equity segment of the Fund and Mr. LeVan has primary responsibility for decisions regarding the international small-mid cap segment of the Fund.

Brian E. Kozeliski, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since July 2008. Mr. Kozeliski provides quantitative research, including attribution analysis, for all of MCM’s equity investment disciplines and is a member of MCM’s quantitative support group. Mr. Kozeliski has been a member of the portfolio management team for the Munder International Equity Fund since 2000. From 2000 through 2005, Mr. Kozeliski’s role was as a member of MCM’s then division World Asset Management (a division of MCM focused on indexed and quantitative investing), providing analytical and trading support for World Asset Management’s complete equity product line. In March 2005, Mr. Kozeliski joined MCM’s actively managed international equity team, where he assumed day-to-day portfolio management responsibility for the Munder International Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE